CONSENT OF INDEPENDENT AUDITORS


We hereby consent to the incorporation by reference of our report, dated November 4, 1996, on the consolidated financial statements of MFB Corp. which appears in MFB Corp.'s Annual Report on Form 10-K for the year ended September 30, 1996 in MFB Corp.'s Registration Statement on Form S-8 (Registration No. 33-84340)




                                               /s/ Crowe, Chizek and Company LLP
                                               Crowe, Chizek and Company LLP

South Bend, Indiana
December 26, 1996